Exhibit 4.2

EXECUTION VERSION

STELLANTIS FINANCE US INC.

Officer’s Certificate

$1,250,000,000 6.750% Fixed Rate Notes due 2031

$1,250,000,000 7.400% Fixed Rate Notes due 2036

September 16, 2026

Pursuant to Section 3.01 of the Indenture Identified Below

Pursuant to Section 3.01 of the Indenture, dated as of September 16, 2026 (the “Indenture”), among Stellantis Finance US Inc., a Delaware corporation (the “Company”), Stellantis N.V., a public company with limited liability incorporated under the laws of the Netherlands, and The Bank of New York Mellon, as Trustee (the “Trustee”), and pursuant to the resolutions of the Board of Directors of the Company duly adopted on September 4, 2026 (the “Board Resolutions”), the undersigned, Ferrante Zileri Dal Verme, President of the Company, hereby certifies that:

(1) There is hereby established (i) a series of 6.750% Fixed Rate Notes due 2031, and (ii) a series of 7.400% Fixed Rate Notes due 2036 (collectively, the “Securities”), to be issued under the Indenture, which shall have the terms set forth in the forms of Securities attached hereto as Annexes A-1 and A-2, respectively.

(2) The terms of the Securities set forth in the forms of Securities attached hereto as Annexes A-1 and A-2, are hereby expressly made a part hereof.

(3) The 6.750% Fixed Rate Notes due 2031 shall have an aggregate principal amount of $1,250,000,000, and the 7.400% Fixed Rate Notes due 2036 shall have an aggregate principal amount of $1,250,000,000. The maximum aggregate principal amount authorized with respect to the Securities may be increased further from time to time in accordance with Section 3.01 of the Indenture.

(4) The Securities will rank equally with all of the Company’s other unsecured and unsubordinated indebtedness from time to time outstanding.

(5) The Securities shall be issued in the form of one or more Global Securities registered in the name of Cede & Co., as nominee for The Depository Trust Company, which is hereby designated as the depositary for such Global Securities.

(6) The issuance of the Securities pursuant to the Indenture is hereby approved.

Sullivan & Cromwell LLP and Allen Overy Shearman Sterling LLP are entitled to rely on this certificate in connection with the opinion that each is rendering pursuant to the Underwriting Agreement, dated September 10, 2026, among the Company, Stellantis N.V., and Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Intesa Sanpaolo IMI Securities Corp., Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, and SMBC Nikko Securities America, Inc., as Representatives of the several Underwriters named therein. The Bank of New York Mellon, as trustee, is entitled to rely on this certificate in connection with its authentication and delivery of the Securities.

[Signature Page Follows]

IN WITNESS WHEREOF, I have executed this Certificate on behalf of the Company.

Dated: September 16, 2026

STELLANTIS FINANCE US INC.

By:	/s/ Ferrante Zileri Dal Verme
	Name:	Ferrante Zileri Dal Verme
	Title:	President

[Signature Page to Officer’s Certificate Pursuant to Section 3.01 of the Indenture]

Annex A-1

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

CUSIP No. 85855C AR1

6.750% Fixed Rate Notes due 2031

No. [•]	$[•]

STELLANTIS FINANCE US INC.

Stellantis Finance US Inc., a corporation under the laws of the State of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO, or registered assigns, the principal sum of [•] U.S. dollars on September 16, 2031 and to pay interest thereon from September 16, 2026 or the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on March 16 and September 16 in each year, commencing March 16, 2027, at the rate of 6.750% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be March 1 or September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest so payable, but not punctually paid or duly provided for, on any Interest Payment Date will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security shall be made at the office or agency of the Company maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, against surrender of this Security in the case of any payment due at the Maturity of the principal hereof (other than any payment of interest that first becomes payable on a day other than an Interest Payment Date); provided, however, that at the option of the Company payment of interest may be made (1) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, or (2) by wire transfer in immediately available funds at the bank account number maintained within the United States as may be designated by the Person entitled thereto, as specified in the Security Register in writing; and provided, further, that if this Security is a Global Security, payment shall be made pursuant to the applicable procedures of the Depositary as permitted in the Indenture.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee or an authentication agent on its behalf referred to on the reverse hereof by manual or electronic signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by manual or electronic signature by a duly authorized Officer of the Company.

Dated: September 16, 2026

STELLANTIS FINANCE US INC.,

As the Company

By:
Name: Ferrante Zileri Dal Verme
Title: President

[Signature Page to Global Security]

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Dated: September 16, 2026

THE BANK OF NEW YORK MELLON,
as Trustee

By:
Authorized Signatory

[Signature Page to Global Security]

(REVERSE OF SECURITY)

This Security is one of a duly authorized issue of securities of the Company of this series (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of September 16, 2026 (the “Indenture”), between the Company and The Bank of New York Mellon, as Trustee (the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof initially limited in an aggregate principal amount to $1,250,000,000, provided that the Company may, without the consent of any Holder, at any time and from time to time increase the initial principal amount. Unless otherwise defined, all terms used herein which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Save for any provision as to withholding or deduction of taxes, no reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

In the event that the Company or the Guarantor becomes obligated to make payments in respect of the Securities, the Company or the Guarantor, as applicable, shall make all payments of principal of (and premium, if any, on), interest on (whether on scheduled payment dates or upon acceleration) any Securities, free and clear of, and without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature (collectively, “Taxes”) imposed, collected, withheld, assessed or levied by or on behalf of any jurisdiction in which the Company, the Guarantor, a Paying Agent, or any other Person on behalf of the Company or the Guarantor, or any successor thereto (each, a “Payor”) is incorporated, organized or tax resident, or any governmental authority or political subdivision thereof or therein having the power to tax (a “Relevant Jurisdiction”), unless the withholding or deduction of the Taxes is required by law of any Relevant Jurisdiction.

Where the withholding or deduction of Taxes is required by the law of any Relevant Jurisdiction, the Payor will, subject to the exceptions and limitations set forth below, pay as additional interest on the Securities such additional amounts (“Additional Amounts”) as are necessary so that the net payment by the Company or the Guarantor or a paying agent or other Payor of the principal of and interest on such Securities, after deduction for any present or future tax, assessment or governmental charge of a Relevant Jurisdiction, imposed by withholding with respect to the payment, will not be less than the amount that would have been payable in respect of such Securities had no withholding or deduction been required. Any obligation to pay Additional Amounts shall not apply:

(1) to any Taxes that are only payable because a present or former type of connection exists or existed between the Holder or beneficial owner of the Securities and a Relevant Jurisdiction other than a connection related solely to purchase, ownership or mere holding of the Securities or the receipt of principal or interest in respect of it;

(2) to any Taxes that are imposed or withheld by the United States of America solely because the beneficial owner, or a fiduciary, settlor, beneficiary or member of the beneficial owner if the beneficial owner is an estate, trust or partnership, or a person holding a power over an estate or trust administered by a fiduciary holder:

a. is or was a citizen or resident or is or was treated as a resident of the United States of America;

b. is or was a personal holding company, a passive foreign investment company or a controlled foreign corporation with respect to the United States of America or is or was a corporation that has accumulated earnings to avoid United States of America federal income tax;

c. is or was a bank receiving interest described in Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the “Code”);

d. is or was an actual or constructive owner of 10% or more of the total combined voting power of all classes of stock of the Company or the Guarantor entitled to vote; or

e. is or was subject to tax under Section 4948(a) of the Code;

(3) to any Holder of the Securities that is not the sole beneficial owner of such Securities, or a portion thereof, or that is a fiduciary or partnership, but only to the extent that the beneficial owner, a beneficiary or settlor with respect to the fiduciary, or a member of the partnership would not have been entitled to the payment of an Additional Amount had such beneficial owner, beneficiary, settlor or member received directly its beneficial or distributive share of the payment;

(4) to any Taxes that are imposed or withheld because the beneficial owner of the Securities or any other person failed to accurately comply with a request from the Company, the Guarantor or any paying agent to meet certification, identification or information reporting requirements concerning the nationality, residence or identity of the Holder or beneficial owner of the Securities or to satisfy any information or reporting requirement, or to present the relevant Security (if certificated), if compliance such action is required as a precondition to exemption from, or reduction in, such tax, assessment or other governmental charge by the Relevant Jurisdiction;

(5) to any Taxes that are imposed other than by withholding or deduction by the Company or the Guarantor or a paying agent from the payment;

(6) to any Taxes that are imposed or withheld solely because of a change in law, regulation, or administrative or judicial interpretation that becomes effective after the day on which the payment becomes due or is duly provided for, whichever occurs later;

(7) to any estate, inheritance, gift, sales, excise, transfer, wealth, personal property or similar Taxes;

(8) to any Taxes any paying agent (which term may include the Company and the Guarantor) must withhold from any payment of principal of or interest on any Securities, if such payment can be made without such withholding by any other paying agent;

(9) to any Taxes imposed pursuant to the Dutch Withholding Tax Act 2021 (Wet Bronbelasting 2021); or

(10) in the case of any combination of the above items.

In addition, any amounts to be paid on the Securities shall be paid net of any deduction or withholding imposed or required pursuant to Sections 1471 through 1474 of the Code, any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b) of the Code, or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such Sections of the Code, and no Additional Amounts shall be required to be paid on account of any such deduction or withholding.

Whenever in this Security or the Indenture there is mentioned, in any context other than the case of Section 5.02 of the Indenture, the payment of principal (and premium, if any), the Redemption Price, if any, interest or any other amount payable under or with respect to the Securities, such mention shall be deemed to include mention of the payment of Additional Amounts to the extent that, in such context Additional Amounts are, were or would be payable by the Company or the Guarantor in respect thereof.

Prior to August 16, 2031 (the “Par Call Date”), the Company may redeem the Securities at its option, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the Securities matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 30 basis points, less (b) interest accrued to the Redemption Date, and

(2) 100% of the principal amount of the Securities to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the Redemption Date.

On or after the Par Call Date, the Company may redeem the Securities at its option, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Securities to be redeemed plus accrued and unpaid interest thereon to the Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date H.15 or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption shall be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 days but not more than 60 days before the Redemption Date to each holder of Securities to be redeemed except that redemption notices may be given more than 60 days prior to a Redemption Date if the notice is issued in connection with a defeasance of the Securities or a satisfaction and discharge of the Indenture.

In the case of a partial redemption, selection of the Securities for redemption shall be made by lot. For so long as the Securities are held by DTC, Euroclear or Clearstream (or another depositary), the redemption of the Securities shall be done in accordance with the policies and procedures of the depositary.

If (a) a Payor becomes or shall become obligated to pay Additional Amounts with respect to any Securities as result of any change in, or amendment to, the laws or regulations of a Relevant Jurisdiction, or any change in the official interpretation of the laws or regulations of a Relevant Jurisdiction, which change or amendment becomes effective after September 10, 2026, and (b) such obligation cannot be avoided by the Company taking reasonable measures available to the Company, the Company may, at its option, having given not less than 10 days notice to the Holders of such Securities (which notice shall be irrevocable), redeem all, but not a portion of, the Securities at any time at 100% of their principal amount, plus accrued but unpaid interest to, but excluding, the Redemption Date; provided that no such notice of redemption shall be given earlier than 30 days prior to the earliest date on which the applicable Payor would be obliged to pay such Additional Amounts were a payment in respect of the Securities then due. Prior to the delivery of any notice of redemption pursuant to this paragraph, the Company shall deliver to the Trustee (i) an Officer’s Certificate stating that the requirements referred to in (a) and (b) above are satisfied, and (ii) an Opinion of Counsel to the effect that the applicable Payor has or will become obliged to pay such Additional Amounts as a result of the change or amendment, in each case to be held by the Trustee and made available for viewing at the offices of the Trustee on written request by any Holder of the Securities.

On and after the Redemption Date, interest shall cease to accrue on the Securities or any portion of the Securities called for redemption, unless the Company defaults in the payment of the Redemption Price and accrued interest. On or before the Redemption Date, the Company shall deposit with a Paying Agent or the Trustee money sufficient to pay the Redemption Price of and accrued interest on the Securities to be redeemed on that date. The Trustee shall not be responsible for determining or calculating the Redemption Price (or any component thereof) of the Securities or the Treasury Rate or for confirming the Company’s calculation thereof.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to the Securities shall occur and be continuing, the principal of the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company or the Guarantor and the rights of the Holders of the Securities under the Indenture at any time by the Company or the Guarantor and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding. The Indenture also contains provisions (i) permitting the Holders of not less than a majority of the aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company and the Guarantor with certain provisions of the Indenture with respect to such Securities and (ii) permitting the Holders of a majority in principal amount of the Securities at the time Outstanding, on behalf of the Holders of the Securities, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities, the Holders of at least 25% of the principal amount of the Securities at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity reasonably satisfactory to the Trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of the Securities at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities are issuable only in registered form without coupons in denominations of $2,000 and any integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

As provided in the Indenture, the obligations of the Company under the Indenture and this Security are guaranteed pursuant to the Guarantee endorsed hereon as provided in the Indenture. Each Holder, by holding this Security, agrees to all of the terms and provisions of said Guarantee.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee shall treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and none of the Company, the Guarantor the Trustee and any such agent shall be affected by notice to the contrary.

Except in the limited circumstances described in Section 3.05 of the Indenture, the Securities shall be issued in the form of one or more Global Securities and The Depository Trust Company shall be the Depositary for such Global Securities.

Interest on the principal balance of this Security shall be calculated on the basis of a 360-day year of twelve 30-day months.

THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

GUARANTEE

For value received, Stellantis N.V., a public company with limited liability (naamloze vennootschap) incorporated under Dutch law (herein called the “Guarantor” which terms include any successor Person under the Indenture referred to in the Security upon which this Guarantee is endorsed), hereby irrevocably, fully and unconditionally guarantees to the Trustee and to each Holder of this Security, which has been authenticated and delivered by the Trustee or its Authenticating Agent, the due and punctual payment of the principal of (including any amount in respect of original issue discount), and any premium and interest (together with any Additional Amounts payable pursuant to the terms of this Security), on this Security and all other obligations of the Company to the Holders or the Trustee provided for pursuant to the terms of the Indenture and this Security, when and as the same shall become due and payable, whether at Stated Maturity or upon redemption or upon declaration of acceleration or otherwise according to the terms of this Security and of the Indenture. In case of default by the Company in the payment of any such principal (including any amount in respect of original issue discount), and any premium or interest (together with any Additional Amounts payable pursuant to the terms of this Security), or analogous obligation, the Guarantor agrees duly and punctually to pay the same. The Guarantor hereby agrees that its obligations hereunder shall rank pari passu with all other unsecured and unsubordinated obligations of the Guarantor, shall be as principal and not merely as surety, and shall be absolute and unconditional irrespective of any extension of the time for payment of this Security, any modification of this Security, any invalidity, irregularity or unenforceability of this Security or the Indenture, any failure to enforce the same or any waiver, modification, consent or indulgence granted to the Company with respect thereto by the Holder of this Security or the Trustee, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Company, any right to require a demand or proceeding first against the Company, protest or notice with respect to this Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged as to this Security except by payment in full of the principal of (including any amount payable in respect of original issue discount), and any premium and interest (together with any Additional Amounts payable pursuant to the terms of this Security), thereon. The Guarantor irrevocably waives any and all rights to which it may be entitled, by operation of law or otherwise, upon making any payment hereunder (i) to be subrogated to the rights of a Holder against the Company with respect to such payment or otherwise to be reimbursed, indemnified or exonerated by the Company in respect thereof or (ii) to receive any payment, in the nature of contribution or for any other reason, from any other obligor with respect to such payment. This Guarantee shall not be valid or become obligatory for any purpose with respect to this Security until the certificate of authentication on this Security shall have been signed by the Trustee.

The Guarantor, and by its acceptance of Securities, each Holder, hereby confirms that it is the intention of all such parties that this Guarantee not constitute (i) a fraudulent transfer or conveyance for purposes of bankruptcy law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal, state or foreign law to the extent applicable to this Guarantee or (ii) an unlawful distribution under any applicable state law prohibiting shareholder distributions by an insolvent Subsidiary to the extent applicable to the Guarantee.

All terms used in this Guarantee which are not defined herein shall have the meanings assigned to them in the Indenture or the Security upon which this Guarantee is endorsed.

This Guarantee is subject to certain limitations and waivers set forth in the Indenture, as it may be supplemented from time to time.

THIS GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be signed manually or electronically by its duly authorized officer or representative.

STELLANTIS N.V.,
As Guarantor

By:
Authorized Signatory

Name: Ferrante Zileri Dal Verme
Title: Group Treasurer

[Signature Page to Guarantee]

Annex A-2

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

CUSIP No. 85855C AS9

7.400% Fixed Rate Notes due 2036

No. [•]	$[•]

STELLANTIS FINANCE US INC.

Stellantis Finance US Inc., a corporation under the laws of the State of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO, or registered assigns, the principal sum of [•] U.S. dollars on September 16, 2036 and to pay interest thereon from September 16, 2026 or the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on March 16 and September 16 in each year, commencing March 16, 2027, at the rate of 7.400% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be March 1 or September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest so payable, but not punctually paid or duly provided for, on any Interest Payment Date will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security shall be made at the office or agency of the Company maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, against surrender of this Security in the case of any payment due at the Maturity of the principal hereof (other than any payment of interest that first becomes payable on a day other than an Interest Payment Date); provided, however, that at the option of the Company payment of interest may be made (1) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, or (2) by wire transfer in immediately available funds at the bank account number maintained within the United States as may be designated by the Person entitled thereto, as specified in the Security Register in writing; and provided, further, that if this Security is a Global Security, payment shall be made pursuant to the applicable procedures of the Depositary as permitted in the Indenture.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee or an authentication agent on its behalf referred to on the reverse hereof by manual or electronic signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by manual or electronic signature by a duly authorized Officer of the Company.

Dated: September 16, 2026

STELLANTIS FINANCE US INC.,

As the Company

By:
Name: Ferrante Zileri Dal Verme
Title: President

[Signature Page to Global Security]

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Dated: September 16, 2026

THE BANK OF NEW YORK MELLON,
as Trustee

By:
Authorized Signatory

[Signature Page to Global Security]

(REVERSE OF SECURITY)

This Security is one of a duly authorized issue of securities of the Company of this series (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of September 16, 2026 (the “Indenture”), between the Company and The Bank of New York Mellon, as Trustee (the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof initially limited in an aggregate principal amount to $1,250,000,000, provided that the Company may, without the consent of any Holder, at any time and from time to time increase the initial principal amount. Unless otherwise defined, all terms used herein which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Save for any provision as to withholding or deduction of taxes, no reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

In the event that the Company or the Guarantor becomes obligated to make payments in respect of the Securities, the Company or the Guarantor, as applicable, shall make all payments of principal of (and premium, if any, on), interest on (whether on scheduled payment dates or upon acceleration) any Securities, free and clear of, and without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature (collectively, “Taxes”) imposed, collected, withheld, assessed or levied by or on behalf of any jurisdiction in which the Company, the Guarantor, a Paying Agent, or any other Person on behalf of the Company or the Guarantor, or any successor thereto (each, a “Payor”) is incorporated, organized or tax resident, or any governmental authority or political subdivision thereof or therein having the power to tax (a “Relevant Jurisdiction”), unless the withholding or deduction of the Taxes is required by law of any Relevant Jurisdiction.

Where the withholding or deduction of Taxes is required by the law of any Relevant Jurisdiction, the Payor will, subject to the exceptions and limitations set forth below, pay as additional interest on the Securities such additional amounts (“Additional Amounts”) as are necessary so that the net payment by the Company or the Guarantor or a paying agent or other Payor of the principal of and interest on such Securities, after deduction for any present or future tax, assessment or governmental charge of a Relevant Jurisdiction, imposed by withholding with respect to the payment, will not be less than the amount that would have been payable in respect of such Securities had no withholding or deduction been required. Any obligation to pay Additional Amounts shall not apply:

(1) to any Taxes that are only payable because a present or former type of connection exists or existed between the Holder or beneficial owner of the Securities and a Relevant Jurisdiction other than a connection related solely to purchase, ownership or mere holding of the Securities or the receipt of principal or interest in respect of it;

(2) to any Taxes that are imposed or withheld by the United States of America solely because the beneficial owner, or a fiduciary, settlor, beneficiary or member of the beneficial owner if the beneficial owner is an estate, trust or partnership, or a person holding a power over an estate or trust administered by a fiduciary holder:

a. is or was a citizen or resident or is or was treated as a resident of the United States of America;

b. is or was a personal holding company, a passive foreign investment company or a controlled foreign corporation with respect to the United States of America or is or was a corporation that has accumulated earnings to avoid United States of America federal income tax;

c. is or was a bank receiving interest described in Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the “Code”);

d. is or was an actual or constructive owner of 10% or more of the total combined voting power of all classes of stock of the Company or the Guarantor entitled to vote; or

e. is or was subject to tax under Section 4948(a) of the Code;

(3) to any Holder of the Securities that is not the sole beneficial owner of such Securities, or a portion thereof, or that is a fiduciary or partnership, but only to the extent that the beneficial owner, a beneficiary or settlor with respect to the fiduciary, or a member of the partnership would not have been entitled to the payment of an Additional Amount had such beneficial owner, beneficiary, settlor or member received directly its beneficial or distributive share of the payment;

(4) to any Taxes that are imposed or withheld because the beneficial owner of the Securities or any other person failed to accurately comply with a request from the Company, the Guarantor or any paying agent to meet certification, identification or information reporting requirements concerning the nationality, residence or identity of the Holder or beneficial owner of the Securities or to satisfy any information or reporting requirement, or to present the relevant Security (if certificated), if compliance such action is required as a precondition to exemption from, or reduction in, such tax, assessment or other governmental charge by the Relevant Jurisdiction;

(5) to any Taxes that are imposed other than by withholding or deduction by the Company or the Guarantor or a paying agent from the payment;

(6) to any Taxes that are imposed or withheld solely because of a change in law, regulation, or administrative or judicial interpretation that becomes effective after the day on which the payment becomes due or is duly provided for, whichever occurs later;

(7) to any estate, inheritance, gift, sales, excise, transfer, wealth, personal property or similar Taxes;

(8) to any Taxes any paying agent (which term may include the Company and the Guarantor) must withhold from any payment of principal of or interest on any Securities, if such payment can be made without such withholding by any other paying agent;

(9) to any Taxes imposed pursuant to the Dutch Withholding Tax Act 2021 (Wet Bronbelasting 2021); or

(10) in the case of any combination of the above items.

In addition, any amounts to be paid on the Securities shall be paid net of any deduction or withholding imposed or required pursuant to Sections 1471 through 1474 of the Code, any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b) of the Code, or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such Sections of the Code, and no Additional Amounts shall be required to be paid on account of any such deduction or withholding.

Whenever in this Security or the Indenture there is mentioned, in any context other than the case of Section 5.02 of the Indenture, the payment of principal (and premium, if any), the Redemption Price, if any, interest or any other amount payable under or with respect to the Securities, such mention shall be deemed to include mention of the payment of Additional Amounts to the extent that, in such context Additional Amounts are, were or would be payable by the Company or the Guarantor in respect thereof.

Prior to June 16, 2036 (the “Par Call Date”), the Company may redeem the Securities at its option, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the Securities matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 40 basis points, less (b) interest accrued to the Redemption Date, and

(2) 100% of the principal amount of the Securities to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the Redemption Date.

On or after the Par Call Date, the Company may redeem the Securities at its option, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Securities to be redeemed plus accrued and unpaid interest thereon to the Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date H.15 or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption shall be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 days but not more than 60 days before the Redemption Date to each holder of Securities to be redeemed except that redemption notices may be given more than 60 days prior to a Redemption Date if the notice is issued in connection with a defeasance of the Securities or a satisfaction and discharge of the Indenture.

In the case of a partial redemption, selection of the Securities for redemption shall be made by lot. For so long as the Securities are held by DTC, Euroclear or Clearstream (or another depositary), the redemption of the Securities shall be done in accordance with the policies and procedures of the depositary.

If (a) a Payor becomes or shall become obligated to pay Additional Amounts with respect to any Securities as result of any change in, or amendment to, the laws or regulations of a Relevant Jurisdiction, or any change in the official interpretation of the laws or regulations of a Relevant Jurisdiction, which change or amendment becomes effective after September 10, 2026, and (b) such obligation cannot be avoided by the Company taking reasonable measures available to the Company, the Company may, at its option, having given not less than 10 days notice to the Holders of such Securities (which notice shall be irrevocable), redeem all, but not a portion of, the Securities at any time at 100% of their principal amount, plus accrued but unpaid interest to, but excluding, the Redemption Date; provided that no such notice of redemption shall be given earlier than 30 days prior to the earliest date on which the applicable Payor would be obliged to pay such Additional Amounts were a payment in respect of the Securities then due. Prior to the delivery of any notice of redemption pursuant to this paragraph, the Company shall deliver to the Trustee (i) an Officer’s Certificate stating that the requirements referred to in (a) and (b) above are satisfied, and (ii) an Opinion of Counsel to the effect that the applicable Payor has or will become obliged to pay such Additional Amounts as a result of the change or amendment, in each case to be held by the Trustee and made available for viewing at the offices of the Trustee on written request by any Holder of the Securities.

On and after the Redemption Date, interest shall cease to accrue on the Securities or any portion of the Securities called for redemption, unless the Company defaults in the payment of the Redemption Price and accrued interest. On or before the Redemption Date, the Company shall deposit with a Paying Agent or the Trustee money sufficient to pay the Redemption Price of and accrued interest on the Securities to be redeemed on that date. The Trustee shall not be responsible for determining or calculating the Redemption Price (or any component thereof) of the Securities or the Treasury Rate or for confirming the Company’s calculation thereof.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to the Securities shall occur and be continuing, the principal of the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company or the Guarantor and the rights of the Holders of the Securities under the Indenture at any time by the Company or the Guarantor and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding. The Indenture also contains provisions (i) permitting the Holders of not less than a majority of the aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company and the Guarantor with certain provisions of the Indenture with respect to such Securities and (ii) permitting the Holders of a majority in principal amount of the Securities at the time Outstanding, on behalf of the Holders of the Securities, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities, the Holders of at least 25% of the principal amount of the Securities at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity reasonably satisfactory to the Trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of the Securities at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities are issuable only in registered form without coupons in denominations of $2,000 and any integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

As provided in the Indenture, the obligations of the Company under the Indenture and this Security are guaranteed pursuant to the Guarantee endorsed hereon as provided in the Indenture. Each Holder, by holding this Security, agrees to all of the terms and provisions of said Guarantee.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee shall treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and none of the Company, the Guarantor the Trustee and any such agent shall be affected by notice to the contrary.

Except in the limited circumstances described in Section 3.05 of the Indenture, the Securities shall be issued in the form of one or more Global Securities and The Depository Trust Company shall be the Depositary for such Global Securities.

Interest on the principal balance of this Security shall be calculated on the basis of a 360-day year of twelve 30-day months.

THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

GUARANTEE

For value received, Stellantis N.V., a public company with limited liability (naamloze vennootschap) incorporated under Dutch law (herein called the “Guarantor” which terms include any successor Person under the Indenture referred to in the Security upon which this Guarantee is endorsed), hereby irrevocably, fully and unconditionally guarantees to the Trustee and to each Holder of this Security, which has been authenticated and delivered by the Trustee or its Authenticating Agent, the due and punctual payment of the principal of (including any amount in respect of original issue discount), and any premium and interest (together with any Additional Amounts payable pursuant to the terms of this Security), on this Security and all other obligations of the Company to the Holders or the Trustee provided for pursuant to the terms of the Indenture and this Security, when and as the same shall become due and payable, whether at Stated Maturity or upon redemption or upon declaration of acceleration or otherwise according to the terms of this Security and of the Indenture. In case of default by the Company in the payment of any such principal (including any amount in respect of original issue discount), and any premium or interest (together with any Additional Amounts payable pursuant to the terms of this Security), or analogous obligation, the Guarantor agrees duly and punctually to pay the same. The Guarantor hereby agrees that its obligations hereunder shall rank pari passu with all other unsecured and unsubordinated obligations of the Guarantor, shall be as principal and not merely as surety, and shall be absolute and unconditional irrespective of any extension of the time for payment of this Security, any modification of this Security, any invalidity, irregularity or unenforceability of this Security or the Indenture, any failure to enforce the same or any waiver, modification, consent or indulgence granted to the Company with respect thereto by the Holder of this Security or the Trustee, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Company, any right to require a demand or proceeding first against the Company, protest or notice with respect to this Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged as to this Security except by payment in full of the principal of (including any amount payable in respect of original issue discount), and any premium and interest (together with any Additional Amounts payable pursuant to the terms of this Security), thereon. The Guarantor irrevocably waives any and all rights to which it may be entitled, by operation of law or otherwise, upon making any payment hereunder (i) to be subrogated to the rights of a Holder against the Company with respect to such payment or otherwise to be reimbursed, indemnified or exonerated by the Company in respect thereof or (ii) to receive any payment, in the nature of contribution or for any other reason, from any other obligor with respect to such payment. This Guarantee shall not be valid or become obligatory for any purpose with respect to this Security until the certificate of authentication on this Security shall have been signed by the Trustee.

The Guarantor, and by its acceptance of Securities, each Holder, hereby confirms that it is the intention of all such parties that this Guarantee not constitute (i) a fraudulent transfer or conveyance for purposes of bankruptcy law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal, state or foreign law to the extent applicable to this Guarantee or (ii) an unlawful distribution under any applicable state law prohibiting shareholder distributions by an insolvent Subsidiary to the extent applicable to the Guarantee.

All terms used in this Guarantee which are not defined herein shall have the meanings assigned to them in the Indenture or the Security upon which this Guarantee is endorsed.

This Guarantee is subject to certain limitations and waivers set forth in the Indenture, as it may be supplemented from time to time.

THIS GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be signed manually or electronically by its duly authorized officer or representative.

STELLANTIS N.V.,
As Guarantor

By:
Authorized Signatory

Name: Ferrante Zileri Dal Verme
Title: Group Treasurer

[Signature Page to Guarantee]